Exhibit 13

Anchor National Life Insurance Company

Variable Separate Account Nine

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

HYPOTHETICAL PERFORMANCE SINCE TRUST INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

P (1 + T) (n) = ERV

P = a hypothetical initial purchase payment of $1,000

T = average annual total return for the period in question

n = number of years

ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

I. VARIABLE SEPARATE ACCOUNT NINE: HYPOTHETICAL 1-YEAR RETURNS

CALCULATION OF ANNUAL RETURN

Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

Annual Return = (Fund Value / 1000) - 1

UNIT VALUES - (not applicable)
							Alliance
		Global		Growth			Bernstein		Americas
	Global	Dollar	Growth	And			International	Money Market	Government
	Bond	Government	(class B)	Income (class B)	High-Yield	International	Value	(class B)	Income
	---------------------	---------------	--------------------	---------------------	-----------------	------------------	-----------------------	--------------------	--------------------
Fund Value	$920.32	$1,015.17	$690.44	$924.50	$952.89	$703.18	N/A	$955.65	$958.28
One Year Yield	-7.97%	1.52%	-30.96%	-7.55%	-4.71%	-29.68%	N/A	-4.44%	-4.17%
Period Years	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00

			Alliance	Alliance				Alliance	Alliance
	Premier		Bernstein	Bernstein			U.S. Government/	Bernstein	Bernstein
	Growth		Real Estate	Small Cap	Technology	Total Return	High Grade	Utility	Value
	(class B)	Quasar	Investment	Value	(class B)	(class B)	Securities (class B)	Income	(class B)
	---------------------	---------------	--------------------	---------------------	-----------------	------------------	-----------------------	--------------------	--------------------
Fund Value	$751.88	$797.60	$1,029.17	N/A	$672.68	$939.86	$997.79	$701.73	N/A
One Year Yield	-24.81%	-20.24%	2.92%	N/A	-32.73%	-6.01%	-0.22%	-29.83%	N/A
Period Years	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00

	Worldwide
	Privatization
	---------------------
Fund Value	$752.91
One Year Yield	-24.71%
Period Years	1.00

II. VARIABLE SEPARATE ACCOUNT NINE: HYPOTHETICAL 5-YEAR RETURNS

CALCULATION OF ANNUAL RETURN

Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

Annual Return = (Fund Value / 1000) (1/5) - 1

UNIT VALUES - (Not applicable)

							Alliance
		Global		Growth			Bernstein		Americas
	Global	Dollar	Growth	And			International	Money Market	Government
	Bond	Government	(class B)	Income (class B)	High-Yield	International	Value	(class B)	Income
	---------------------	---------------	--------------------	--------------------	---------------	------------------	-----------------------	-------------------	-------------------
Fund Value	$998.89	$1,279.99	$1,287.77	$1,797.84	N/A	$935.34	N/A	$1,098.71	$1,327.71
Five Year Yield	-0.02%	5.06%	5.19%	12.45%	N/A	-1.33%	N/A	1.90%	5.83%
Period Years	5.00	5.00	5.00	5.00	5.00	5.00	5.00	5.00	5.00

			Alliance	Alliance				Alliance	Alliance
	Premier		Bernstein	Bernstein			U.S. Government/	Bernstein	Bernstein
	Growth		Real Estate	Small Cap	Technology	Total Return	High Grade	Utility	Value
	(class B)	Quasar	Investment	Value	(class B)	(class B)	Securities (class B)	Income	(class B)
	---------------------	---------------	--------------------	--------------------	---------------	------------------	-----------------------	-------------------	-------------------
Fund Value	$1,641.54	$997.42	N/A	N/A	$1,631.47	$1,570.12	$1,246.27	$1,474.76	N/A
Five Year Yield	10.42%	-0.05%	N/A	N/A	10.28%	9.44%	4.50%	8.08%	N/A
Period Years	5.00	5.00	5.00	5.00	5.00	5.00	5.00	5.00	5.00

	Worldwide
	Privatization
	---------------------
Fund Value	$1,139.73
Five Year Yield	2.65%
Period Years	5.00

III. VARIABLE SEPARATE ACCOUNT NINE: HYPOTHETICAL 10-YEAR RETURNS

CALCULATION OF ANNUAL RETURN

Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

Annual Return = (Fund Value / 1000) (1/10) - 1

UNIT VALUES - (Not applicable)
Alliance
		Global		Growth			Bernstein		Americas
	Global	Dollar	Growth	And			International	Money Market	Government
	Bond	Government	(class B)	Income (class B)	High-Yield	International	Value	(class B)	Income
	---------------------	---------------	--------------------	--------------------	---------------	------------------	-----------------------	-------------------	-------------------
Fund Value	$1,342.95	N/A	N/A	$3,298.76	N/A	N/A	N/A	N/A	N/A
Ten Year Yield	2.99%	N/A	N/A	12.68%	N/A	N/A	N/A	N/A	N/A
Period Years	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00

			Alliance	Alliance				Alliance	Alliance
	Premier		Bernstein	Bernstein			U.S. Government/	Bernstein	Bernstein
	Growth		Real Estate	Small Cap	Technology	Total Return	High Grade	Utility	Value
	(class B)	Quasar	Investment	Value	(class B)	(class B)	Securities (class B)	Income	(class B)
	---------------------	---------------	--------------------	--------------------	---------------	------------------	-----------------------	-------------------	-------------------
Fund Value	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ten Year Yield	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Period Years	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00

Worldwide
Privatization
---------------------
Fund Value	N/A
Ten Year Yield	N/A
Period Years	10.00

IV. VARIABLE SEPARATE ACCOUNT NINE: HYPOTHETICAL LIFETIME RETURNS

Fund Value = 1000 (31-December-01 Unit Value / Inception Date Unit Value)

Annual Return = (Fund Value / 1000) (1/period) - 1

							Alliance
		Global		Growth			Bernstein		Americas
	Global	Dollar	Growth	And			International	Money Market	Government
	Bond	Government	(class B)	Income (class B)	High-Yield	International	Value	(class B)	Income
	---------------------	--------------------	---------------------	---------------------	---------------	----------------	-----------------------	--------------------	---------------
Fund Value	$1,478.97	$1,848.58	$2,252.81	$3,350.41	$881.70	$1,335.16	$916.49	$1,097.76	$1,624.16
Annualized Yield Since Inception	3.81%	8.34%	11.78%	11.66%	-2.97%	3.26%	-8.35%	1.04%	6.53%
Period Years	10.46	7.67	7.29	10.96	4.18	9.01	0.64	9.01	7.66

			Alliance	Alliance				Alliance	Alliance
	Premier		Bernstein	Bernstein			U.S. Government/	Bernstein	Bernstein
	Growth		Real Estate	Small Cap	Technology	Total Return	High Grade	Utility	Value
	(class B)	Quasar	Investment	Value	(class B)	(class B)	Securities (class B)	Income	(class B)
	---------------------	--------------------	---------------------	---------------------	---------------	-----------------	-----------------------	---------------------	---------------
Fund Value	$3,321.90	$1,053.95	$1,221.58	$1,045.69	$1,767.15	$2,182.46	$1,452.19	$1,839.39	$935.87
Annualized Yield Since Inception	13.45%	0.98%	4.11%	4.57%	10.00%	9.05%	4.10%	8.30%	-6.41%
Period Years	9.51	5.40	4.97	0.67	5.97	9.01	9.29	7.64	0.67

	Worldwide
	Privatization
	---------------------
Fund Value	$1,454.88
Annualized Yield Since Inception	5.29%
Period Years	7.27

* The "Since Inception Yields" for all funds less than 1 year are not annualized.

V. CALCULATION OF ANNUAL RETURN

UNIT VALUES:

							Alliance
		Global		Growth			Bernstein		Americas
	Global	Dollar	Growth	And			International	Money Market	Government
	Bond	Government	(class B)	Income (class B)	High-Yield	International	Value	(class B)	Income
	---------------------	----------------	------------------------	---------------------	---------------	--------------	----------------------	------------------------	---------------
Inception Dates	7/15/1991	5/2/1994	9/15/1994	1/14/1991	10/27/1997	12/28/1992	5/10/2001	12/28/1992	5/3/1994
Inception Date Unit Value	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00
12/31/2001	$14.79	$18.49	$22.53	$33.50	$8.82	$13.35	$9.16	$10.98	$16.24

			Alliance	Alliance				Alliance	Alliance
	Premier		Bernstein	Bernstein			U.S. Government/	Bernstein	Bernstein
	Growth		Real Estate	Small Cap	Technology	Total Return	High Grade	Utility	Value
	(class B)	Quasar	Investment	Value	(class B)	(class B)	Securities (class B)	Income	(class B)
	---------------------	-----------------	------------------------	---------------------	---------------	---------------	----------------------	------------------------	---------------
Inception Dates	6/26/1992	8/5/1996	1/9/1997	5/2/2001	1/11/1996	12/28/1992	9/17/1992	5/10/1994	5/1/2001
Inception Date Unit Value	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00
12/31/2001	$33.22	$10.54	$12.22	$10.46	$17.67	$21.82	$14.52	$18.39	$9.36

	Worldwide
	Privatization
	----------------------
Inception Dates	9/23/1994
Inception Date Unit Value	10.00
12/31/2001	$14.55